MUNIVEST
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                      STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              February 28, 1998

                              MUNIVEST FUND, INC.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock share holders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

Managed Dividend Policy

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

                                          MuniVest Fund, Inc., February 28, 1998

TO OUR SHAREHOLDERS

For the six months ended February 28, 1998, the Common Stock of MuniVest Fund, Inc. earned $0.295 per share income dividends, which included earned and unpaid dividends of $0.045. This represents a net annualized yield of 5.88%, based on a month-end per share net asset value of $10.11. Over the same period, the total investment return on the Fund's Common Stock was +5.36%, based on a change in per share net asset value from $9.89 to $10.11, and assuming reinvestment of $0.300 per share income dividends.

For the six months ended February 28, 1998, the Fund's Preferred Stock had an average yield as follows: Series A, 3.91%; Series B, 3.92%; Series C, 3.35%; Series D, 3.32%; and Series E, 3.58%.

The Municipal Market Environment

During the six months ended February 28, 1998, bond yields declined to recent historic lows. Prior to late October, the ongoing positive combination of moderate economic growth and low inflation had allowed interest rates to gradually move lower. More recently, however, the decline in interest rates was driven more by the continued turmoil in Asian equity markets than by fundamental concerns. A significant "flight to quality" has benefited the US Treasury bond market, particularly longer-maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended February 28, 1998, US Treasury bond yields declined approximately 70 basis points (0.70%) to 5.92%. Long-term municipal revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 30 basis points to end the February period at 5.36%. Tax-exempt bond yields have not been at these levels since the mid-1970s.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated to any significant extent in the tax-exempt market. Consequently, municipal bond yields have not declined as dramatically as have taxable US Treasury securities. The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. Over the last six months, over $125 billion in new long-term municipal bonds were underwritten, an increase of over 35% compared to the same six-month period one year ago. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has remained strong. Over $60 million in new long-term municipal securities were issued during the last three months, an increase of over 40% compared to the same three-month period ended February 28, 1997. During the past month, over $20 billion in new long-term municipal securities were under written, representing an increase of over 50% compared to the February 1997 level and the largest February issuance ever.

In our opinion, the recent correction in world equity markets has enhanced the near-term prospects for continued low, if not declining, interest rates in the United States. It is likely that the recent correction will result in slower US domestic growth in the coming months. This decline should be generated in part by reduced US export growth. Going forward, Asian consumer demand for US products is likely to decline in response to diminished Asian economic growth. Perhaps more importantly, it is likely that, barring a dramatic and unexpected resurgence in domestic growth and inflation, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the recent Asian market turmoil can be established.

All of these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is likely to be unsustainable. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressure during 1998. Additionally, municipal bond investors received approximately $30 billion in January and February coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of February 1998), any further pressure on the municipal market may well represent an attractive investment opportunity.

Portfolio Strategy

Over the six months ended February 28, 1998, we have gradually adopted a more constructive strategy toward the tax-exempt bond market. Our earlier defensive structure was established on concerns that the strong domestic economic growth seen through mid-1997 would continue into 1998. We believed that such strength would eventually cause the Federal Reserve Board (FRB) to raise interest rates to ensure that excessive growth would not generate inflationary pressures. However, as the Asian equity turmoil developed in late October 1997, and as US inflation continued to decline, we began to adopt a more positive outlook. It is likely that US economic growth in 1998 will slow as a result of the Asian economic contraction. Additionally, until the Asian financial crisis is resolved or US inflation surges, the FRB is likely to maintain a stable interest rate environment.

We expect to maintain our current positive view regarding the municipal bond market going forward in 1998. Should the Asian market correction intensify and negatively impact US economic growth further, we will likely adopt a more aggressive approach toward the municipal bond market, in anticipation that interest rates will decline in response. Over the past six months, the Fund has been essentially fully invested. While 1998 annual issuance is expected to be similar to last year's volume, the majority of new underwritings are likely to be dominated by retail-oriented bond structures. These structures usually produce current-coupon issues, which are rarely attractively priced compared to the Fund's existing holdings. Consequently, we expect the Fund to maintain its fully invested position in order to seek to continue the enhancement of current income to shareholders.

In Conclusion

We appreciate your ongoing interest in MuniVest Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

March 27, 1998

Quality Profile

The quality ratings of securities in the Fund as of February 28, 1998 were as follows:

--------------------------------------------
                                 Percent of
 S&P Rating/Moody's Rating       Net Assets
--------------------------------------------
 AAA/Aaa........................... 41.3%
 AA/Aa ............................ 31.1
 A/A............................... 14.3
 BBB/Baa........................... 10.0
 NR (Not Rated)....................  1.0
 Other*............................  5.8
--------------------------------------------
*Temporary investments in short-term municipal securities.


                                      2 & 3

                                          MuniVest Fund, Inc., February 28, 1998

PROXY RESULTS

During the six-month period ended February 28, 1998, MuniVest Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                                  Shares Voted    Shares Withheld
                                                                                       For          From Voting
-----------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:   Cynthia A. Montgomery                 58,671,037       1,100,525
                                             Charles C. Reilly                     58,666,907       1,104,655
                                             Kevin A. Ryan                         58,673,707       1,097,855
                                             Arthur Zeikel                         58,647,349       1,124,213

----------------------------------------------------------------------------------------------------------------------
                                                                         Shares Voted    Shares Voted     Shares Voted
                                                                              For           Against         Abstain
----------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                     58,358,745         472,951         939,866
----------------------------------------------------------------------------------------------------------------------

During the six-month period ended February 28, 1998, MuniVest Fund, Inc. Preferred Stock (Series A, B, C, D and E) shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 18, 1997. The description of each proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------
                                                         Shares Voted  Shares Withheld
                                                              For        From Voting
------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:   Series A        1,806           0
  Ronald W. Forbes and Richard R. West       Series B        1,389           0
                                             Series C        1,285           0
                                             Series D        1,963          30
                                             Series E        2,750          36

-----------------------------------------------------------------------------------------------------------------------------
                                                                                   Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
-----------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
  independent auditors for the current fiscal year.                  Series A          1,707           99              0
                                                                     Series B          1,371            3             15
                                                                     Series C          1,265            0             20
                                                                     Series D          1,919           74              0
                                                                     Series E          2,750            0             36
-----------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS  (in Thousands)

                      S&P    Moody's     Face                                                                                Value
STATE               Ratings  Ratings    Amount    Issue                                                                    (Note 1a)
====================================================================================================================================
Alabama--6.0%         AAA       NR*    $ 9,740    Alabama HFA, S/F Mortgage Revenue Bonds, Series A, 7.60%
                                                  due 10/01/2022 (d)                                                        $ 10,247
                      BBB      Baa1      8,750    Courtland, Alabama, IDB, IDR, Refunding (Champion International
                                                  Corporation), Series A, 7.20% due 12/01/2013                                 9,778
                                                  Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds
                                                  (Champion International Corporation Project), AMT:
                      BBB      Baa1      5,000      7% due 6/01/2022                                                           5,466
                      BBB      Baa1      6,170    Series A, 6.375% due 3/01/2029                                               6,590
                      AAA      Aaa      12,500    Jefferson County, Alabama, Sewer Revenue Bonds, RITR, Series 7,
                                                  6.52% due 2/01/2027 (f)(j)                                                  12,922
                      AAA      Aaa       5,000    Jefferson County, Alabama, Sewer Revenue Warrants, Series D,
                                                  5.75% due 2/01/2027 (f)                                                      5,296
                      A1      VMIG1#     3,100    Parrish, Alabama, IDB, PCR, Refunding (Alabama Power Co.
                                                  Project), VRDN, 3.65% due 6/01/2015 (g)                                      3,100
====================================================================================================================================
Alaska--3.3%                                      North Slope Boro, Alaska, GO, UT, Series B (c):
                      AAA      Aaa       6,000      5.10%** due 1/01/2002                                                      5,081
                      AAA      Aaa       6,000      5.20%** due 1/01/2003                                                      4,853
                      AA       Aa3      17,250    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Sohio
                                                  Pipeline--BP Oil), 7.125% due 12/01/2025                                    19,359
====================================================================================================================================
Arizona--0.4%         A1+      P1          200    Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                  Refunding (Arizona Public Service Co.), VRDN, Series E, 3.65%
                                                  due 5/01/2029 (g)                                                              200
                      AAA      NR*       3,000    Phoenix, Arizona, Civic Improvement Corporation, Wastewater
                                                  System, Lease Revenue Bonds, 6.125% due 7/01/2003 (a)                        3,337
====================================================================================================================================
California--1.4%                                  California Pollution Control Financing Authority, PCR, Refunding
                                                  (Pacific Gas and Electric Co.), VRDN (g):
                      A1+      NR*       4,200      AMT, Series C, 3.65% due 11/01/2026                                        4,200
                      A1+      NR*         400      Series F, 3.60% due 11/01/2026                                               400
                      AA       Aaa       7,000    California State Department of Water Resources Revenue Bonds
                                                  (Central Valley Project--Water Systems), Series P, 6.50%
                                                  due 6/01/2006 (a)                                                            8,142
====================================================================================================================================
Colorado--3.3%        NR*      Aaa       5,000    Arapahoe County, Colorado, Capital Improvement Trust Fund,
                                                  Highway Revenue Bonds (SR-E-470 Project), Series B, 7% due
                                                  8/31/2005 (a)                                                                5,975
                                                  Denver Colorado, City and County Airport Revenue Bonds:
                      BBB      Aaa       1,720      AMT, Series C, 6.75% due 11/15/2002 (a)                                    1,940
                      BBB      Baa1      9,850      AMT, Series C, 6.75% due 11/15/2013                                       10,756
                      BBB      Baa1      1,485      AMT, Series C, 6.75% due 11/15/2022                                        1,612
                      AAA      Baa1      5,490      Series A, 7.25% due 11/15/2002 (a)                                         6,302
                      AAA      NR*       1,850      Series A, 7.25% due 11/15/2002 (a)                                         2,124
                      AAA      NR*         820    El Paso County, Colorado, S/F Mortgage Revenue Bonds, AMT,
                                                  Series A, 8% due 9/01/2022 (d)                                                 867
====================================================================================================================================

Portfolio Abbreviations
================================================================================

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
DATES     Daily Adjustable Tax-Exempt Securities
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
IDR       Industrial Development Revenue Bonds
INFLOS    Inverse Floating Rate Municipal Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RAN       Revenue Anticipation Notes
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes


                                     4 & 5

                                          MuniVest Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                      S&P    Moody's     Face                                                                               Value
STATE               Ratings  Ratings    Amount    Issue                                                                   (Note 1a)
===================================================================================================================================
Connecticut--0.0%     A1+      VMIG1#  $   100    Connecticut State Development Authority, PCR, Refunding (Western
                                                  Massachusetts Electric Co.), VRDN, Series A, 3.15% due 9/01/2028 (g)     $    100
===================================================================================================================================
Delaware--0.5%        AAA      Aaa       3,630    Delaware Transportation Authority, Transportation System, Senior
                                                  Revenue Bonds, 7% due 7/01/2004 (a)(f)                                      4,240
===================================================================================================================================
Florida--3.5%         NR*      Aaa       8,270    Florida HFA, Home Ownership Revenue Bonds, AMT, Series G-1, 7.90%
                                                  due 3/01/2022 (d)                                                           8,770
                      AA+      Aa2      19,785    Florida State Board of Education Capital Outlay (Public Education),
                                                  Series B, 4.50% due 6/01/2027                                              17,906
                      A1+     VMIG1#       100    Saint Lucie County, Florida, PCR, Refunding (Florida Power & Light
                                                  Company Project), VRDN, 3.60% due 1/01/2026 (g)                               100
                      AAA      Aaa       5,000    Tampa, Florida, Revenue Health System Bonds (Catholic Health),
                                                  Series A-3, 4.75% due 11/15/2028                                            4,642
===================================================================================================================================
Georgia--5.3%                                     Burke County, Georgia, Development Authority, PCR (Georgia Power Company
                                                  Plant Vogtle Project), VRDN (g):
                      A1      VMIG1#     5,700      2nd Series, 3.65% due 4/01/2025                                           5,700
                      A+      VMIG1#     1,000      Refunding, 3rd Series, 3.65% due 9/01/2025                                1,000
                                                  Georgia Municipal Electric Authority, Power Revenue Bonds:
                      A+       A3       12,940      Series Y, 6.50% due 1/01/2017                                            14,927
                      NR*      NR*       4,850      UT, Series W, 6.60% due 1/01/2018                                         5,664
                                                  Georgia State, GO, Series F:
                      AAA      Aaa       6,400      6.50% due 12/01/2006                                                      7,449
                      AAA      Aaa       5,000      6.50% due 12/01/2007                                                      5,869
                      AA+      Aa        1,550    Georgia State, HFA, S/F Mortgage Revenue Bonds, AMT, Sub-Series
                                                  A-2, 6.55% due 12/01/2027                                                   1,658
                      A        A3        4,785    Monroe County, Georgia, Development Authority, PCR, Refunding
                                                  (Oglethorpe Power Scherer), Series A, 6.80% due 1/01/2011                   5,641
===================================================================================================================================
Hawaii--1.6%                                      Hawaii State Department of Budget and Finance, Special Purpose Mortgage
                                                  Revenue Bonds:
                      AA+      NR*       3,500      (Citizens Utility Company), AMT, Series 91-A, 6.66% due 11/01/2021        3,776
                      A        A2       10,000      (Kapi'Olani Health Obligations), 6.25% due 7/01/2021                     10,756
===================================================================================================================================
Idaho--0.6%           NR*      Aaa       4,745    Idaho Housing Agency, S/F Mortgage Revenue Bonds, AMT, Series E-2,
                                                  6.90% due 1/01/2027                                                         5,076
===================================================================================================================================
Illinois--10.3%       AAA      Aaa       5,000    Chicago, Illinois, Board of Education (Chicago School Reform), UT,
                                                  5.75% due 12/01/2020 (h)                                                    5,325
                      AAA      Aaa       2,750    Chicago, Illinois, GO, UT, 5.25% due 1/01/2027 (f)                          2,738
                      AAA      Aaa      12,600    Chicago, Illinois, Sales Tax Revenue Bonds, 5.375% due 1/01/2027 (f)       12,770
                                                  Illinois Educational Facilities Authority Revenue Bonds (a):
                      NR*      NR*       2,500      (Chicago Osteopathic Health System), 7.25% due 11/15/2019                 3,109
                      A+       A1        2,000      Refunding (Loyola University--Chicago), Series A, 7.125% due 7/01/2001    2,222
                                                  Illinois HDA, Revenue Bonds (M/F Housing Program):
                      A+       A1          660      Refunding, Series A, 7.375% due 7/01/2017                                   719
                      A+       A1        7,000      Series 5, 6.75% due 9/01/2023                                             7,442
                                                  Illinois Health Facilities Authority Revenue Bonds:
                      NR*      Baa1      2,650      (Holy Cross Hospital Project), 6.70% due 3/01/2014                        2,898
                      NR*      Baa1      2,205      (Ravenswood Hospital Medical Center), 6.85% due 6/01/2012                 2,376
                      NR*      Baa1      7,375      (Ravenswood Hospital Medical Center), 6.90% due 6/01/2022                 7,969
                      AA       A1        9,000      Refunding (Advocate Health Care), Series A, 5.875% due 8/15/2022          9,464
                      A1+      P1        1,900    Joliet, Illinois, Regional Port District, Marine Terminal Revenue
                                                  Refunding Bonds (Exxon Corporation), VRDN, 3.65% due 10/01/2024 (g)         1,900
                      BBB      NR*       2,500    Lansing, Illinois, Tax Increment Revenue Refunding Bonds (Sales
                                                  Tax--Landings Redevelopment), 7% due 12/01/2008                             2,791
                                                  Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                  Tax Revenue Refunding Bonds (McCormick Plant Expansion Project) (c):
                      AAA      Aaa      20,000      Series A, 5.25%** due 12/15/2024                                          4,948
                      AAA      Aaa      60,000      Series B, 5.096%** due 6/15/2028                                         12,268
                                                  Regional Transportation Authority, Illinois, Revenue Bonds:
                      AAA      Aaa       3,500      Series A, 7.20% due 11/01/2020 (h)                                        4,463
                      AAA      Aaa       4,000      UT, Series C, 7.75% due 6/01/2020 (f)                                     5,415
                      AAA      Aaa       2,500      UT, Series C, 7.10% due 6/01/2025 (f)                                     2,881
===================================================================================================================================
Indiana--9.2%         AAA      NR*       5,250    Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                  Series A, 6.75% due 2/01/2017                                               5,953
                                                  Indiana Health Facilities Financing Authority, Hospital Revenue
                                                  Refunding Bonds:
                      AA       Aa3      10,250      (Clarian Health Partners Inc.), Series A, 6% due 2/15/2021               10,858
                      BBB+     NR*       3,000      (Hancock Memorial Hospital Health Services), 6.125% due 8/15/2017         3,188
                      NR*      Aaa       5,290    Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                  6.80% due 1/01/2017                                                         5,602
                      AA-      Aa3       7,195    Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                  Series A, 6.80% due 12/01/2016                                              8,729
                                                  Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                                  Refunding Bonds, Series D:
                      AA       NR*      15,335      6.75% due 2/01/2014                                                      18,599
                      AA       NR*      20,350      6.75% due 2/01/2020                                                      22,546
                      A1      VMIG1#     4,100    Jasper County, Indiana, PCR, Refunding (Northern Indiana Public
                                                  Service), VRDN, Series C, 3.65% due 4/01/2019 (g)                           4,100
                      AA-      Aa2       2,000    Purdue University, Indiana, University Revenue Bonds (Student Fee),
                                                  Series B, 6.70% due 1/01/2005 (a)                                           2,324
===================================================================================================================================
Iowa--0.4%            NR*      Aaa       2,975    Iowa Finance Authority, S/F Mortgage Revenue Bonds, AMT, Series A,
                                                  7.90% due 11/01/2022 (d)                                                    3,151
===================================================================================================================================
Kentucky--0.5%        AA-      Aa3       3,900    Boone County, Kentucky, PCR, Refunding (Dayton Power & Light Co.),
                                                  Series A, 6.50% due 11/15/2022                                              4,261
===================================================================================================================================
Louisiana--1.5%       A-       A3        4,000    De Soto Parish, Louisiana, Environmental Improvement Revenue
                                                  Refunding Bonds (International Paper Co. Project), AMT, Series B,
                                                  6.55% due 4/01/2019                                                         4,402
                      NR*      A3        3,000    Lake Charles, Louisiana, Harbor and Terminal District, Port
                                                  Facilities Revenue Refunding Bonds (Trunkline Long Company Project),
                                                  7.75% due 8/15/2022                                                         3,462
                      A+       A1        5,000    Louisiana Public Facilities Authority Revenue Bonds (Tulane
                                                  University), 6.625% due 11/15/2002 (a)                                      5,607
===================================================================================================================================
Massachusetts--7.7%   AAA      Aaa       2,035    Boston, Massachusetts, Water and Sewer Commission Revenue Bonds,
                                                  Series A, 9.25% due 1/01/2011 (e)                                           2,859
                                                  Massachusetts Bay Transportation Authority Revenue Bonds
                                                  (Massachusetts General Transportation Systems), Series A:
                      AAA      Aaa      13,445      4.50% due 3/01/2026 (c)                                                  12,120
                      AA-      A1        3,010      Refunding, 7% due 3/01/2019                                               3,760
                                                  Massachusetts State, HFA (Residential Development) (b):
                      AAA      Aaa       3,375      Series A, 6.90% due 11/15/2024                                            3,673
                      AAA      Aaa       2,360      Series D, Section 8, 6.875% due 11/15/2021                                2,543
                      AAA      Aaa       7,300    Massachusetts State Health and Educational Facilities Authority
                                                  Revenue Bonds, 6.70% due 8/15/2021 (i)                                      7,957
                      A        A2       30,000    Massachusetts State Water Resource Authority, Series A, 6.50%
                                                  due 7/15/2019                                                              35,779
===================================================================================================================================
Michigan--3.2%        AA+      NR*       9,865    Michigan State, HDA, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                  Series D, 6.85% due 6/01/2026                                              10,553


                                     6 & 7

                                          MuniVest Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's     Face                                                                               Value
STATE               Ratings  Ratings    Amount    Issue                                                                   (Note 1a)
===================================================================================================================================
Michigan                                          Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
(concluded)           A        A2      $ 3,250      (Detroit Medical Center Obligation Group), Series A, 6.25%
                                                    due 8/15/2013                                                          $  3,477
                      A        A2        7,930      (Detroit Medical Center Obligation Group), Series A, 6.50% due
                                                    8/15/2018                                                                 8,626
                      NR*     VMIG1#       100      (Mount Clemens Hospital), VRDN, 3.45% due 8/15/2015 (g)                     100
                                                  Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
                      AAA      Aaa       3,000      Refunding (Detroit Edison Company Project), 6.875% due 12/01/2021 (f)     3,294
                      A1+     VMIG1#       200      (United Waste Systems Inc. Project), VRDN, AMT, 3.55% due 4/01/2010 (g)     200
                      AA-      Aa3       2,265    Royal Oak, Michigan, Hospital Finance Authority, Revenue Refunding
                                                  Bonds (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019           2,454
===================================================================================================================================
Minnesota--2.5%       A1+      NR*         100    Beltrami County, Minnesota, Environmental Control Revenue Bonds
                                                  (Northwood Panelboard Co. Project), VRDN, AMT, 3.70% due 7/01/2025 (g)        100
                                                  Minnesota State, HFA, S/F Mortgage Revenue Bonds:
                      AA+      Aa2       3,425      AMT, Series L, 6.70% due 7/01/2020                                        3,641
                      AA+      Aa2       5,390      AMT, Series M, 6.70% due 7/01/2026                                        5,730
                      AA+      Aa2       4,005      Series H, 6.70% due 1/01/2018                                             4,292
                      AA+      Aa2       1,975      Series Q, 6.70% due 1/01/2017                                             2,107
                      BBB      Baa1      5,700    Sartell, Minnesota, PCR, Refunding (Champion International Corp.),
                                                  6.95% due 10/01/2012                                                        6,303
===================================================================================================================================
Mississippi--0.2%     NR*      Aa2       1,800    Jackson County, Mississippi, Individual Sewer Facilities Revenue
                                                  Bonds (Chevron USA, Inc. Project), VRDN, 3.70% due 12/15/2024 (g)           1,800
===================================================================================================================================
Nebraska--0.6%        AAA      NR*       5,100    Nebraska, Higher Education Loan Program, Inc. (Student Loan
                                                  Program), AMT, VRDN, Series C, 3.50% due 12/01/2016 (g)                     5,100
===================================================================================================================================
Nevada--1.5%          AAA      Aaa       5,000    Clark County, Nevada, School District, GO, 6.75% due 12/15/2004 (a)(f)      5,775
                      AAA      Aaa       3,090    Nevada Housing Division, S/F Program, AMT, Series E, 7% due 10/01/2019      3,321
                                                  Nevada State Housing Division, Housing Revenue Bonds, AMT:
                      AAA      NR*       1,235      (Multi-Unit), Issue B, 7.45% due 10/01/2017 (b)                           1,359
                      NR*      Aa        2,275      (S/F Program), Series A, 6.55% due 10/01/2012                             2,427
                      A1+      P1          700    Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                  Pacific Power Co. Project), VRDN, AMT, 3.70% due 12/01/2020 (g)               700
===================================================================================================================================
New Jersey--0.3%      AAA      Aaa       3,000    New Jersey State Housing and Mortgage Finance Agency Revenue Bonds
                                                  (Home Buyer), AMT, Series M, 6.95% due 10/01/2022 (c)                       3,257
===================================================================================================================================
New Mexico--1.2%      AAA      Aaa      10,000    Farmington, New Mexico, PCR, Refunding (Southern California Edison
                                                  Company), Series A, 5.875% due 6/01/2023 (c)                               10,583
===================================================================================================================================
New York--11.9%       AAA      Aaa      13,000    Metropolitan Transportation Authority of New York, Commuter
                                                  Facilities Revenue Bonds, RITR, Series 4, 6.77% due 7/01/2027 (j)          13,569
                                                  New York City, New York, GO, UT:
                      SP1+     MIG1#     1,700      RAN, Series A, 4.50% due 6/30/1998                                        1,705
                      BBB+     A3        3,750      Refunding, Series C, 5.875% due 2/01/2016                                 3,964
                      BBB+     A3        5,000      Refunding, Series F, 5.875% due 8/01/2024                                 5,265
                      BBB+     A3          430      Series B, 7% due 6/01/2016                                                  467
                      BBB+     A3        2,800      Series B, 5.875% due 8/15/2016                                            2,958
                      BBB+     Aaa         685      Series B, Sub-Series B-1, 7% due 8/15/2004 (a)                              797
                      BBB+     Aaa       4,000      Series B, Sub-Series B-1, 7.25% due 8/15/2004 (a)                         4,713
                      BBB+     A3          815      Series B, Sub-Series B-1, 7% due 8/15/2016                                  941
                      BBB+     Aaa         960      Series D, 9.50% due 8/01/2001 (a)                                         1,140
                      BBB+     A3          550      Series D, 9.50% due 8/01/2002                                               645
                      BBB+     A3        2,150      Series D, 6% due 2/15/2020                                                2,270
                      A1+     VMIG1#     2,800      VRDN, Sub-Series A-10, 3.50% due 8/01/2017 (g)                            2,800
                                                  New York City, New York, Municipal Water Finance Authority, Water
                                                  and Sewer System Revenue Bonds:
                      AAA      Aaa       6,150      RITR, Series 10, 6.77% due 6/15/2026 (j)                                  6,365
                      AAA      Aaa      11,540      Refunding, Fiscal 1997-Series A, 5.375% due 6/15/2026 (i)                11,729
                      A-       A2        4,750      Series A, 5.50% due 6/15/2023                                             4,847
                      A-       A2        6,000      Series B, 5.75% due 6/15/2026                                             6,329
                                                  New York City, New York, Transitional Finance Authority Revenue Bonds
                                                  (Future Tax Secured), Series B:
                      AA       Aa3       6,905      4.75% due 11/15/2023                                                      6,467
                      AA       Aa3       5,000      4.50% due 11/15/2027                                                      4,494
                      AAA      Aaa       9,000    New York State Energy, Research and Development Authority,
                                                  Gas Facilities Revenue Bonds, RITR, Series 9, 7.02% due
                                                  1/01/2021 (c)(j)                                                            9,675
                      NR*     VMIG1#       400    New York State, HFA, Revenue Bonds (East 84th Street), VRDN, AMT,
                                                  Series A, 3.30% due 11/01/2028 (g)                                            400
                      AA-      A1        2,750    Port Authority of New York and New Jersey, Consolidated Revenue
                                                  Bonds, 76th Series, AMT, 6.50% due 11/01/2026                               2,961
                                                  Port Authority of New York and New Jersey, Special Obligation
                                                  Revenue Bonds (Versatile Structure Obligation), VRDN (g):
                      A1      VMIG1#     1,600      Refunding, Series 1R, AMT, 3.65% due 8/01/2028                            1,600
                      A1+     VMIG1#     5,200      Series 3, 3.50% due 6/01/2020                                             5,200
                      NR*      Aaa       5,050    United Nations Development Corp., New York, Revenue Refunding
                                                  Bonds, Senior Lien, Series A, 6% due 7/01/2003 (a)                          5,590
===================================================================================================================================
Ohio--2.2%                                        Ohio HFA, S/F Mortgage Revenue Bonds, AMT (d):
                      AAA      Aaa       3,500      RIB, Series B-4, 9.831% due 3/31/2031(j)                                  3,942
                      AAA      NR*       7,685      Series A, 7.65% due 3/01/2029                                             8,098
                      AAA      NR*       3,300      Series C, 8.125% due 3/01/2020                                            3,464
                      AAA      NR*       3,815      Series C, 7.85% due 9/01/2021                                             4,050
===================================================================================================================================
Pennsylvania--2.9%    AA+      Aa        4,890    Pennsylvania HFA, S/F Mortgage Revenue Bonds, AMT, Series U,
                                                  7.80% due 10/01/2020                                                        5,130
                      AAA      Aaa      10,000    Pennsylvania State Higher Educational Assistance Agency, Student
                                                  Loan Revenue Bonds, AMT, RIB, 9.724% due 9/03/2026 (h)(j)                  11,612
===================================================================================================================================
Rhode Island--1.5%    AA+      A1        6,000    Rhode Island Housing and Mortgage Finance Corporation, INFLOS,
                                                  AMT, Series 8, 10.316% due 4/01/2024 (j)                                    6,802
                      AAA      Aaa       6,000    Rhode Island State Health and Education Building Corporation
                                                  Revenue Bonds (Rhode Island Hospital), INFLOS, 6.85% due
                                                  8/15/2021 (e)(f)(j)                                                         6,662
===================================================================================================================================
South Carolina--0.6%  AAA      Aaa       5,000    South Carolina State Public Service Authority Revenue Refunding
                                                  Bonds, Series A, 5.75% due 1/01/2022 (c)                                    5,296
===================================================================================================================================
Texas--11.4%          AAA      Aaa       3,040    Copperas Cove, Texas, Independent School District Revenue Bonds,
                                                  GO, UT, 6.90% due 8/15/2004 (a)                                             3,493
                      AA-      Aa3       6,250    Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                  Disposal Facility Revenue Bonds (E.I. du Pont de Nemours and
                                                  Company Project), AMT, 6.40% due 4/01/2026                                  6,908
                      BBB      Baa1      4,000    Gulf Coast, Texas, IDA, IDR, Refunding (Champion International
                                                  Corp.), 7.125% due 4/01/2010                                                4,435


                                     8 & 9

                                          MuniVest Fund, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's     Face                                                                               Value
STATE               Ratings  Ratings    Amount    Issue                                                                   (Note 1a)
===================================================================================================================================
Texas                 NR*     VMIG1#   $   200    Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds (CITGO
(concluded)                                       Petroleum Corp. Project), VRDN, AMT, 3.75% due 5/01/2025 (g)              $   200
                      AA       Aa2       2,400    Harris County, Texas, Certificates of Obligation, Tax and Revenue
                                                  Bonds, 10% due 10/01/2002 (e)                                               2,974
                                                  Harris County, Texas, Health Facilities Development Corporation,
                                                  Hospital Revenue Bonds:
                      AAA      Aaa       1,485      (Hermann Hospital Project), 6.375% due 10/01/2004 (a)(c)                  1,674
                      NR*      A3        3,500      (Memorial Hospital Systems Project), Series A, 6.60% due 6/01/2004 (a)    3,987
                      NR*      A3        2,500      (Memorial Hospital Systems Project), Series A, 6.625% due 6/01/2004 (a)   2,851
                      AA       Aa3       5,500      Refunding (School Health Care Systems), Series B, 6.25% due 7/01/2027     6,581
                      AAA      Aa3       5,290      (Saint Luke's Episcopal Hospital Project), Series A, 6.625% due
                                                    2/15/2012 (e)                                                             5,731
                      AA       Aa3      10,385    Harris County, Texas, Health Facilities Development Corporation
                                                  Revenue Bonds, RITR, Series 6, 7.445% due 12/01/2027 (j)                   11,605
                      A1+      NR*       4,700    Harris County, Texas, Industrial Development Corporation, PCR (Exxon
                                                  Corporation Project), AMT, 3.70% due 8/15/2027                              4,700
                      A1+      Aaa       6,000    Harris County, Texas, Industrial Development Corporation, PCR (Exxon
                                                  Project), DATES, Series 1984-A, 3.65% due 3/01/2024 (g)                     6,000
                      AAA      Aaa       6,000    Houston, Texas, Water and Sewer System Revenue Bonds, RITR, Series 5,
                                                  6.77% due 12/01/2027 (f)(j)                                                 6,210
                      AAA      Aaa      10,000    Keller, Texas, Independent School District Refunding Bonds, UT, 5% due
                                                  8/15/2030                                                                   9,657
                      AA       Aa2       5,000    Lower Neches Valley Authority, Texas, Industrial Development Corporation,
                                                  Sewer Facilities Revenue Bonds (Mobil Oil Refining Corp. Project), AMT,
                                                  6.40% due 3/01/2030                                                         5,437
                      A+       A2        2,500    Matagorda County, Texas, Port of Bay City Authority Revenue Bonds
                                                  (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026                  2,757
                      AA       Aa        5,700    North Central Texas, Health Facility Development Corporation Revenue
                                                  Bonds (Baylor University Medical Center), INFLOS, Series A, 10.07% due
                                                  5/15/2001 (a)(j)                                                            6,847
                      AAA      Aaa      10,000    Tarrant County, Texas, Health Facilities Development Corporation,
                                                  Health System Revenue Refunding Bonds (Texas Health Resources System),
                                                  Series A, 5.25% due 2/15/2022 (c)                                           9,973
===================================================================================================================================
Virginia--2.1%                                    Virginia State, HDA, Commonwealth Mortgage Revenue Bonds:
                      AA+      NR*       2,950      AMT, Series G, Sub-Series G-2, 6.65% due 1/01/2019                        3,149
                      AA+      Aa1      10,000      Series H, 6.85% due 7/01/2014                                            10,773
                      AA+      Aa1       4,400      Series J, Sub-Series J-2, 6.75% due 7/01/2017                             4,736
===================================================================================================================================
Washington--5.1%      AA+      Aa1       6,955    King County, Washington, GO, Series B, 6.625% due 12/01/2015                8,028
                                                  Washington State Housing Finance Commission, S/F Mortgage Revenue
                                                  Refunding Bonds (d):
                      AAA      NR*       7,030      Series A, 7.70% due 7/01/2016                                             7,466
                      AAA      NR*       2,395      Series D, 6.95% due 7/01/2017 (b)                                         2,516
                                                  Washington State Public Power Supply System, Revenue Refunding Bonds
                                                  (Nuclear Project No. 1):
                      AA-      Aa1       3,000      Series A, 7% due 7/01/2008                                                3,552
                      AA-      Aa1       5,000      Series B, 7.25% due 7/01/2009                                             6,039
                      AA-      Aa1      14,320      Series B, 7.125% due 7/01/2016                                           17,747
===================================================================================================================================
Wisconsin--0.5%       NR*      A3        4,000    Wisconsin State Health and Educational Facilities Authority,
                                                  Revenue Refunding Bonds (Saint Claire Hospital Project), 7% due
                                                  2/15/2011                                                                   4,349
===================================================================================================================================
Wyoming--1.3%         BBB-     Baa2      7,475    Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                                  (FMC Corp. Project), AMT, Series B, 6.90% due 9/01/2024                     8,378
                      NR*      P1          400    Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc. Project),
                                                  VRDN, 3.60% due 8/15/2020 (g)                                                 400
                      AA       Aa2       2,500    Wyoming Community Development Authority, S/F Mortgage Revenue
                                                  Bonds, AMT, Series H, 7.10% due 6/01/2012                                   2,693
===================================================================================================================================
                      Total Investments (Cost--$862,820)--103.5%                                                            923,984
                      Liabilities in Excess of Other Assets--(3.5%)                                                         (30,869)
                                                                                                                           --------
                      Net Assets--100.0%                                                                                   $893,115
                                                                                                                           ========
===================================================================================================================================
                      (a)   Prerefunded.
                      (b)   FNMA Collateralized.
                      (c)   MBIA Insured.
                      (d)   GNMA Collateralized.
                      (e)   Escrowed to maturity.
                      (f)   FGIC Insured.
                      (g)   The interest rate is subject to change periodically
                            based upon prevailing market rates. The interest
                            rate shown is the rate in effect at February 28,
                            1998.
                      (h)   AMBAC Insured.
                      (i)   FSA Insured.
                      (j)   The interest rate is subject to change periodically
                            and inversely based upon prevailing market rates.
                            The interest rate shown is the rate in effect at
                            February 28, 1998.
                      *     Not Rated.
                      **    Represents a zero coupon bond; the interest rate
                            shown is the effective yield at the time of purchase
                            by the Fund.
                      #     Highest short-term rating by Moody's Investors
                            Service, Inc.

                      See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                      As of February 28, 1998
===================================================================================================================================
Assets:               Investments, at value (identified cost--$862,819,672) (Note 1a).........                         $923,984,169
                      Cash....................................................................                               34,452
                      Receivables:
                        Interest..............................................................       $ 10,536,885
                        Securities sold.......................................................          7,270,201        17,807,086
                                                                                                     ------------
                      Prepaid expenses and other assets.......................................                               18,726
                                                                                                                       ------------
                      Total assets............................................................                          941,844,433
                                                                                                                       ------------
===================================================================================================================================
Liabilities:          Payables:
                        Securities purchased..................................................         47,436,711
                        Dividends to shareholders (Note 1e)...................................            803,347
                        Investment adviser (Note 2)...........................................            344,019        48,584,077
                                                                                                     ------------
                      Accrued expenses and other liabilities..................................                              145,803
                                                                                                                       ------------
                      Total liabilities.......................................................                           48,729,880
                                                                                                                       ------------
===================================================================================================================================
Net Assets:           Net assets..............................................................                         $893,114,553
                                                                                                                       ============
===================================================================================================================================
Capital:              Preferred Stock, par value $.025 per share; 10,000,000 shares authorized
                      (11,000 shares of AMPS* issued and outstanding, at $25,000 per share
                      liquidation preference) (Note 4)........................................                         $275,000,000
                      Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                      61,123,140 shares issued and outstanding (Note 4).......................       $  6,112,314
                      Paid-in capital in excess of par........................................        563,529,671
                      Undistributed investment income--net....................................          6,171,158
                      Accumulated realized capital losses on investments--net (Note 5)........        (18,863,087)
                      Unrealized appreciation on investments--net.............................         61,164,497
                                                                                                     ------------
                      Total--Equivalent to $10.11 net asset value per share of Common Stock
                      (market price -- $10.00)................................................                          618,114,553
                                                                                                                       ------------
                      Total capital...........................................................                         $893,114,553
                                                                                                                       ============
===================================================================================================================================

                    * Auction Market Preferred Stock.

                      See Notes to Financial Statements.


                                    10 & 11

                                          MuniVest Fund, Inc., February 28, 1998

STATEMENT OF OPERATIONS

                      For the Six Months Ended February 28, 1998

====================================================================================================================================
Investment            Interest and amortization of premium and discount earned................                         $ 25,844,271
Income (Note 1d):
====================================================================================================================================
Expenses:             Investment advisory fees (Note 2).......................................       $  2,202,408
                      Commission fees (Note 4)................................................            344,968
                      Transfer agent fees.....................................................             68,510
                      Accounting services (Note 2)............................................             58,071
                      Professional fees.......................................................             42,311
                      Custodian fees..........................................................             28,500
                      Printing and shareholder reports........................................             24,315
                      Pricing fees............................................................             13,645
                      Directors' fees and expenses............................................             13,444
                      Listing fees............................................................             12,446
                      Other...................................................................             13,452
                                                                                                     ------------
                      Total expenses..........................................................                            2,822,070
                                                                                                                       ------------
                      Investment income--net..................................................                           23,022,201
                                                                                                                       ------------
===================================================================================================================================
Realized &            Realized gain on investments--net.......................................                            7,881,540
Unrealized Gain on    Change in unrealized appreciation on investments--net...................                            5,957,643
Investments -- Net                                                                                                     ------------
(Notes 1b,1d & 3):    Net Increase in Net Assets Resulting from Operations....................                         $ 36,861,384
                                                                                                                       ============
===================================================================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six         For the
                                                                                                    Months Ended        Year Ended
                                                                                                     February 28,       August 31,
                      Increase (Decrease) in Net Assets:                                                 1998              1997
===================================================================================================================================
Operations:           Investment income--net..................................................       $ 23,022,201      $ 47,172,381
                      Realized gain on investments--net.......................................          7,881,540         3,274,718
                      Change in unrealized appreciation on investments--net...................          5,957,643        23,793,529
                                                                                                     ------------      ------------
                      Net increase in net assets resulting from operations....................         36,861,384        74,240,628
                                                                                                     ------------      ------------
===================================================================================================================================
Dividends to          Investment income--net:
Shareholders            Common Stock..........................................................        (18,336,575)      (37,720,129)
(Note 1e):              Preferred Stock.......................................................         (4,925,130)       (9,545,790)
                                                                                                     ------------      ------------
                      Net decrease in net assets resulting from dividends to shareholders.....        (23,261,705)      (47,265,919)
                                                                                                     ------------      ------------
===================================================================================================================================
Net Assets:           Total increase in net assets............................................         13,599,679        26,974,709
                      Beginning of period.....................................................        879,514,874       852,540,165
                                                                                                     ------------      ------------
                      End of period*..........................................................       $893,114,553      $879,514,874
                                                                                                     ============      ============
====================================================================================================================================
                      *Undistributed investment income--net...................................       $  6,171,158      $  6,410,662
                                                                                                     ============      ============
====================================================================================================================================

FINANCIAL HIGHLIGHTS

                      The following per share data and ratios have been derived from information provided in the financial statements.

                                                            For the Six
                                                           Months Ended                   For the Year Ended August 31,
                      Increase (Decrease) in Net Asset     February 28,    --------------------------------------------------------
                       Value:                                  1998           1997            1996            1995           1994
===================================================================================================================================
Per Share Operating  Net asset value, beginning of period  $    9.89      $    9.45       $     9.51      $     9.57     $   10.65
Performance:                                               ---------      ---------       ----------      ----------     ---------
                     Investment income--net .............        .38            .77              .79             .81           .84
                     Realized and unrealized gain (loss)
                      on investments--net ...............        .22            .45             (.06)            .10          (.78)
                                                           ---------      ---------       ----------      ----------     ---------
                     Total from investment operations ...        .60           1.22              .73             .91           .06
                                                           ---------      ---------       ----------      ----------     ---------
                     Less dividends and distributions to
                      Common Stock shareholders:
                      Investment income--net ............       (.30)          (.62)            (.63)           (.64)         (.70)
                      Realized gain on investments--net .         --             --               --            (.12)         (.32)
                      In excess of realized gain on
                      investments--net ..................         --             --               --            (.04   )        --
                                                           ---------      ---------       ----------      ----------     ---------
                     Total dividends and distributions to
                      Common Stock shareholders .........       (.30)          (.62)            (.63)           (.80)        (1.02)
                                                           ---------      ---------       ----------      ----------     ---------
                     Effect of Preferred Stock activity:
                     Dividends to Preferred Stock
                      shareholders from investment
                      income--net .......................       (.08)          (.16)            (.16)           (.17)         (.12)
                                                           ---------      ---------       ----------      ----------     ---------
                     Net asset value, end of period .....  $   10.11      $    9.89       $     9.45      $     9.51     $    9.57
                                                           =========      =========       ==========      ==========     =========
                     Market price per share, end of
                      period ............................  $   10.00      $    9.50       $    9.125      $    8.563     $    8.50
                                                           =========      =========       ==========      ==========     =========
===================================================================================================================================
Total Investment     Based on market price per share ....       8.49%++       11.25%           14.18%          10.88        (16.29%)
Return:**                                                  =========      =========       ==========      ==========     =========
                     Based on net asset value per share .       5.36%++       11.84%            6.46%           9.38%         (.44%)
                                                           =========      =========       ==========      ==========     =========
===================================================================================================================================
Ratios to Average    Expenses ...........................        .64%*          .64%             .64%            .66%          .64%
Net Assets:***                                             =========      =========       ==========      ==========     =========
                     Investment income--net .............       5.23%*         5.40%            5.57%           5.91%         5.76%
                                                           =========      =========       ==========      ==========     =========
===================================================================================================================================
Supplemental Data:   Net assets, net of Preferred Stock,
                      end of period (in thousands) ......  $ 618,115      $ 604,515       $  577,540      $  581,211     $ 584,680
                                                           =========      =========       ==========      ==========     =========
                     Preferred Stock outstanding, end of
                      period (in thousands) .............  $ 275,000      $ 275,000       $  275,000      $  275,000     $ 275,000
                                                           =========      =========       ==========      ==========     =========
                     Portfolio turnover .................      59.17%         78.02%           69.87%          71.95%       100.92%
                                                           =========      =========       ==========      ==========     =========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ..........  $   3,248      $   3,198       $    3,100      $    3,113     $   3,126
                                                           =========      =========       ==========      ==========     =========
===================================================================================================================================
Dividends Per        Series A--Investment income--net ...  $     484      $     872       $      895      $      922     $     633
Share on Preferred                                         =========      =========       ==========      ==========     =========
Stock Outstanding:#  Series B--Investment
                      income--net .......................  $     486      $     871       $      903      $      946     $     637
                                                           =========      =========       ==========      ==========     =========
                     Series C--Investment income--net ...  $     415      $     860       $      900      $      947     $     644
                                                           =========      =========       ==========      ==========     =========
                     Series D--Investment income--net ...  $     411      $     868       $      901      $    1,014     $     633
                                                           =========      =========       ==========      ==========     =========
                     Series E--Investment income--net ...  $     444      $     868       $      895      $      968     $     626
                                                           =========      =========       ==========      ==========     =========
===================================================================================================================================

                     *  Annualized.
                    ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   *** Do not reflect the effect of dividends to Preferred Stock shareholders.
                     # Dividends per share have been adjusted to reflect a four-for-one stock split on December 1, 1994.
                    ++  Aggregate total investment return.

                        See Notes to Financial Statements.


                                    12 & 13

                                          MuniVest Fund, Inc., February 28, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1998 were $483,013,226 and $513,280,629, respectively.

Net realized gains (losses) for the six months ended February 28, 1998 and net unrealized gains as of February 28, 1998 were as follows:

--------------------------------------------------------------------------------
                                                   Realized          Unrealized
                                                Gains (Losses)          Gains
--------------------------------------------------------------------------------
Long-term investments ...................       $ 12,443,042        $ 61,164,403
Short-term investments ..................                 --                  94
Financial futures contracts .............         (4,561,502)                 --
                                                ------------        ------------
Total ...................................       $  7,881,540        $ 61,164,497
                                                ============        ============
--------------------------------------------------------------------------------

As of February 28, 1998, net unrealized appreciation for Federal income tax purposes aggregated $61,164,497, of which $62,986,788 related to appreciated securities and $1,822,291 related to depreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $862,819,672.

4. Capital Stock Transactions:

Common Stock

At February 28, 1998, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended February 28, 1998 and for the year ended August 31, 1997 remained constant.

Preferred Stock

The Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock having a par value of $.025 per share. The yields in effect February 28, 1998 were as follows: Series A, 3.40%; Series B, 3.50%; Series C, 3.399%; Series D, 3.39%; and Series E, 3.25%.

As of February 28, 1998, there were 11,000 AMPS shares issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate of approximately one-quarter of 1% calculated on the proceeds of each auction. For the six months ended February 28, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, received $152,571 as commissions.

5. Capital Loss Carryforward:

At August 31, 1997, the Fund had a net capital loss carryforward of approximately $15,372,000, of which $5,290,000 expires in 2003 and $10,082,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On March 9, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.045160 per share, payable on March 30, 1998 to shareholders of record as of March 23, 1998.


                                    14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

ASE Symbol

MVF

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock share holders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniVest Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10787--2/98


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